Fair Value Measurements:	12 Months Ended
Dec. 31, 2015
Fair Value Measurements
Fair Value Measurements:
6. Fair Value Measurements:

The carrying amounts of cash and cash equivalents, trade receivables, trade payables and current portion of amounts due to/from related party reported in the accompanying consolidated balance sheets approximate their respective fair values because of the short-term nature of these accounts. The fair values of long-term bank loan and restricted cash approximate the recorded values due to the variable interest rates payable. The Notes have a fixed rate, and their estimated fair value, determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the counter-market), is approximately $172.5 million as of December 31, 2015, compared to its carrying value of $250.0 million. The fair value of non-current portion of amounts due from related party, determined through Level 3 inputs of the fair value hierarchy by discounting future cash flows using the Partnership's estimated cost of capital, is $891 as of December 31, 2015, compared to its carrying value of $1,350. Additionally, the Partnership considers its creditworthiness in determining the fair value of the credit facilities.
The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:
Level 1: Quoted market prices in active markets for identical assets or liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.